Oak Ridge Global Resources & Infrastructure Fund
Class A Shares (Ticker Symbol: INNAX)
Class I Shares (Ticker Symbol: INNNX)

A series of Investment Managers Series Trust (the “Trust”)

Supplement dated October 27, 2017, to the
Summary Prospectus dated July 6, 2017.

Effective immediately, the disclosure replaces the fifth paragraph of the “Principal Investment Strategies” section on page 3 of the Summary Prospectus. The disclosure clarifies that, under normal market conditions, the Oak Ridge Global Resources & Infrastructure Fund will invest in at least three different countries outside the United States.

The Fund may invest in securities of issuers located anywhere in the world. Under normal market conditions, the Fund will invest in at least three different countries outside the United States, and will invest at least 40% of its assets in foreign issuers. However, when the Sub-Advisor deems market conditions unfavorable to foreign companies, the Fund may invest a higher percentage in U.S. issuers, in which case the Fund will invest at least 30% of its assets in foreign issuers. Investments are deemed to be “foreign” if: (a) an issuer’s domicile or location of headquarters is in a foreign country; (b) an issuer derives a significant proportion (at least 50%) of its revenues or profits from goods produced or sold, investments made, or services performed in a foreign country or has at least 50% of its assets situated in a foreign country; (c) the principal trading market for a security is located in a foreign country; or (d) it is a foreign currency. The Fund’s investment in foreign currencies under normal circumstances is expected to be less than 7% of the Fund’s assets.

Please retain this Supplement with your records.